Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 7, 2022, among Annexon, Inc., a corporation incorporated under the laws of the state of Delaware (the “Company”), and the purchasers identified on the signature pages hereto (including their successors and assigns, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below) and/or Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means July 11, 2022.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or any subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Common Warrant Shares” means the shares of Common Stock issuable upon exercise of the Common Warrants.

“Common Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be immediately exercisable and will expire on June 30, 2025, in the form of Exhibit A attached hereto.

“Company Counsel” means Latham & Watkins LLP, with offices located at 140 Scott Drive, Menlo Park, CA 94025.

“Company’s Knowledge” or “Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Cooley” means Cooley LLP, counsel to the Placement Agents, with offices located at 3 Embarcadero Center, 20th Floor, San Francisco, CA 94111-40004.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith, if any.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agents, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agents.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means (i) the issuance and sale of the Securities to be sold hereunder, provided that such Securities have not been amended since the date of this Agreement to increase the number of such Securities or to decrease the exercise price, exchange price or conversion price of such Securities (other than in connection with stock splits or combinations) or to extend the term of such Securities, (ii) the issuance and sale of any shares of Common

Stock pursuant to an existing sales agreement between the Company and Cowen and Company, LLC under an “at-the-market” offering program, provided that the public offering price of the shares that are issued under such program will not be lower than the Per Share Purchase Price, (iii) the grant or issuance of any shares of Common Stock or any securities or other awards (including without limitation options, restricted stock or restricted stock units) convertible into, exercisable for, or that represent the right to receive, shares of Common Stock pursuant to any Company Stock Plan (as defined below), the Company’s Employee Stock Purchase Plan or otherwise in equity compensation arrangements described in the SEC Reports (as defined below) and the issuance of shares of Common Stock underlying or pursuant to such securities or awards, (iv) any shares of Common Stock issued upon the conversion, exercise (whether such exercise is for cash or “cashless”), vesting or exchange of convertible, exercisable, exchangeable or other securities outstanding on the date of this Agreement and described in the SEC Reports granted pursuant to any plan in effect on the date hereof and described in the SEC Reports; provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such Securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (v) the issuance of any inducement equity awards under a new equity plan, adopted in accordance with Nasdaq Listing Rule 5635(c)(4), pursuant to which the Company may issue equity awards to purchase up to 2,000,000 shares of Common Stock to eligible employees (an “Inducement Plan”), (vi) the filing by the Company of any registration statement on Form S-8 or a successor form thereto relating to any Company Stock Plan described in the SEC Reports or to an Inducement Plan and (vii) any shares of Common Stock or any securities convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock issued in connection with any bona fide licensing, commercialization, joint venture, technology transfer, acquisition, development collaboration or partnership or other strategic transaction, provided that the aggregate number of shares of Common Stock or securities convertible into or exercisable for Common Stock (on an as-converted or as-exercised basis, as the case may be) that the Company may sell or issue or agree to sell or issue as described in this clause (vii) shall not exceed 10% of the total number of shares of Common Stock issued and outstanding immediately following the completion of the transactions contemplated by this Agreement and provided further that clause (vii) shall not include a transaction in which the Company is issuing securities primarily for the purposes of raising capital unless the proceeds thereof are used exclusively to provide capital for such bona fide licensing, commercialization, joint venture, technology transfer, acquisition, development collaboration or partnership or other strategic transaction; provided that the recipient (which shall be limited to recipients who are directors or executive officers of the Company in the case of clauses (iii) and (v)) of any such shares of Common Stock or securities issued pursuant to clauses (iii), (v) and (vii) during the period from the date hereof until sixty (60) days after the Closing Date shall enter into a Lock-Up Agreement substantially in the form of Exhibit B hereto.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Lead Purchaser” means Redmile Group, LLC.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, delivered by the directors and named executive officers of the Company and certain securityholders of the Company, in the form of Exhibit B attached hereto.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company, including those that have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K.

“Per Share Purchase Price” equals $3.87125 (inclusive of the purchase price per Common Warrant), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement, provided that the purchase price per Pre-Funded Warrant (inclusive of the purchase price per Common Warrant) shall be the Per Share Purchase Price minus $0.001.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof or other entity of any kind.

“Placement Agents” means Jefferies LLC and Cowen and Company, LLC, whom the Company has engaged as its exclusive placement agents in connection with the placement of the Securities.

“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Pre-Funded Warrants” means, collectively, the Pre-Funded Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Pre-Funded Warrants shall be exercisable immediately and shall expire when exercised in full, in the form of Exhibit C attached hereto.

“Proceeding” means an action, claim, suit, arbitration, hearing, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States dollars and in immediately available funds (minus, if applicable, a Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Global Select Market or any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Lock-Up Agreements, the Warrants, all exhibits and schedules thereto and hereto and the Officer’s Certificate.

“Transfer Agent” means Computershare, Inc., the current transfer agent of the Company, located at 462 South 4th Street, Louisville, KY 40202, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Common Warrants and the Pre-Funded Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

ARTICLE II.

PURCHASE AND SALE

2.1. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell and issue to the Purchasers, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $150,000,000 of Shares and Warrants; provided, however, that, to the extent that a Purchaser determines, in its sole discretion, that such Purchaser (together with such Purchaser’s Affiliates, and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below), or as such Purchaser may otherwise choose, in lieu of purchasing Shares such Purchaser may elect to purchase Pre-Funded Warrants in lieu of Shares in such manner to result in the same aggregate purchase price being paid by such Purchaser to the Company (minus an amount equal to the Exercise Price times the number of Pre-Funded Warrants, as defined in the Pre-Funded Warrants) (and each such Purchaser of Pre-Funded Warrants will, for the avoidance of doubt, also receive Common Warrants as though they purchased Shares). The “Beneficial Ownership Limitation” shall be 4.99% (or, at the election of each Purchaser made prior to the Closing, 9.99% or 19.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Securities on the Closing Date. Each Purchaser’s Subscription Amount shall be set forth on its signature page hereto and, at the election of such Purchaser, such Purchaser may indicate that, upon Closing, its Subscription Amount shall not cause the beneficial ownership of the Common Stock of it and its Affiliates on an aggregate basis to exceed 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Securities on the Closing Date (calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Company is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act), and after consultation with such Purchaser, the Subscription Amount shall be reduced automatically. The Company shall deliver to each Purchaser its Shares and Warrants pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise (as defined in the Pre-Funded Warrants) delivered prior to the Closing Date, which may be delivered at any time after the time of execution of this Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Closing Date and the Closing Date shall be the Warrant Share Delivery Date (as defined in the Pre-Funded Warrants) for purposes hereunder.

2.2. Deliveries.

(a) On or prior to the Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents and the Lead Purchaser and delivered to the Placement Agents prior to the Closing Date;

(iii) the Company shall have provided the Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Company’s Chief Executive Officer or Chief Financial Officer;

(iv) subject to Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis uncertificated book entries representing the Shares (and bearing the restrictive securities legend pursuant to Section 5.14) equal to the Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v) a Common Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 25% of such Purchaser’s Shares or Pre-Funded Warrant Shares (or the sum thereof, if such Purchaser acquires both Shares and Pre-Funded Warrants hereunder), as applicable, with an exercise price equal to $5.806875 per share, subject to adjustment therein, a PDF copy of which shall be provided to the Purchaser on the Closing Date, with original Common Warrant to be delivered to Purchaser within five (5) Business Days of Closing;

(vi) a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by the Per Share Purchase Price minus $0.001, with an exercise price equal to $0.001, subject to adjustment therein, a PDF copy of which shall be provided to such Purchaser on the Closing Date, with original Pre-Funded Warrant to be delivered to Purchaser within five (5) Business Days of Closing;

(vii) an Officer’s Certificate, in form and substance satisfactory to the Lead Purchaser;

(viii) a Secretary’s Certificate, in form and substance satisfactory to the Lead Purchaser, that includes a good standing certificate for the Company, issued by the Secretary of State and the State of Delaware, dated not less than five (5) Business Days prior to the Closing Date; and

(ix) on the date hereof, the duly executed Lock-Up Agreements.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount.

2.3. Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Purchasers contained herein shall be materially true and correct as of the Closing Date as if made as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty shall be true and correct as of such date);

(ii) all obligations, covenants and agreements required to be performed or complied with by each Purchaser on or prior to the Closing shall have been performed or complied with by it in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties of the Company contained herein shall be materially true and correct as of the hereof and as of the Closing Date as if made as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty true and correct as of such date);

(ii) all obligations, covenants and agreements required to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with by it;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) no Material Adverse Effect (as defined below) with respect to the Company shall have occurred since the date hereof;

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Lead Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vi) no objection shall have been raised by the Nasdaq Global Select Market with respect to the consummation of the transactions contemplated by this Agreement;

(vii) no governmental authority shall have issued any order, decree or ruling, and no law shall be in effect, enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby, and the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale and issuance of the Securities, including without limitation, those required by the Nasdaq Global Select Market; and

(viii) the Closing of the purchase of Securities by each Purchaser shall occur substantially concurrently.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. Except (i) as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, or (ii) as disclosed in the SEC Reports (as defined below), the Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Purchasers and to the Placement Agents:

(a) Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(b) Organization and Qualification. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”), limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Securities) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined below).

Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject (including, for avoidance of doubt, any Material Contract), (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) Filings, Consents and Approvals. Neither the Company nor any of its subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing of any requisite notices and/or application(s) to the principal Trading Market for the issuance and sale of the Shares and the Warrant Shares and the listing of the Shares and the Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (ii) the filings required in accordance with Section 5.4 of this Agreement and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(g) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchaser in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. The Pre-Funded Warrants have been duly and validly authorized and, when executed and delivered by the Company, will constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability. The Common Warrants have been duly and validly authorized and, when executed and delivered by the Company, will constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability. The Warrant Shares have been duly authorized and reserved for issuance and, when issued and delivered upon valid exercise of the Pre-Funded Warrants and the Common Warrants, as applicable, in accordance therewith, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.

(h) Capitalization. The Company has an authorized capitalization as set forth in the SEC Reports; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights that have not been duly waived or satisfied; except as described in or expressly contemplated by the SEC Reports, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Stock Option intended to qualify as an

“incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the Board of Directors (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.

(i) SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Securities for resale on Form S-3 or which would prevent the Purchaser from using Rule 144 to resell any Securities). As of their respective filing dates, or to the extent corrected by a subsequent restatement or amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No SEC Report is the subject of any undisclosed, unresolved comment by the SEC or its staff that could reasonably be expected to give rise to any material change in any of the Company’s disclosure practices. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. Each of the Material Contracts to which the Company or any subsidiary of the Company is a party or to which the property or assets of the Company or any of its subsidiaries are subject has been filed as an exhibit to the SEC Reports.

(j) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the SEC Reports comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, except in the case of unaudited financial statements, which are subject to normal year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission; any supporting schedules included in the SEC Reports present fairly in all material respects the information required to be stated therein; and the other financial information included in the SEC Reports has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.

(k) Material Changes. Since the date of the most recent financial statements of the Company included the SEC Reports, (i) there has not been any material change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and vesting of other equity awards described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the SEC Reports), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the SEC Reports.

(l) Litigation. There are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may reasonably be expected to become a party or to which any property of the Company or any of its subsidiaries is or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; to the Company’s Knowledge, no such Actions are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the SEC Reports that are not so described in the SEC Reports and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the SEC Reports or described in the SEC Reports that are not so filed as exhibits to the SEC Reports or described in the SEC Reports.

(m) Employment Matters. (i) No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is contemplated or threatened, and (ii) the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except in the case of each of (i) and (ii) above, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) Regulatory Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the SEC Reports, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, no party granting any such licenses, certificates, permits or other authorizations has taken any action to limit, suspend or revoke the same in any material respect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were timely, complete and correct on the date filed (or were corrected or supplemented by a subsequent submission) as required for maintenance of their licenses, certificates, permits and other authorizations that are necessary for the conduct of their respective businesses.

(o) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p) Title to Intellectual Property. Except as disclosed in the SEC Reports, the Company and its subsidiaries own, or possess valid and enforceable licensed rights to use, all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, trade dress, designs, data, database rights, Internet domain names, copyrights, works of authorship, licenses, proprietary information and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed in the SEC Reports to be conducted (collectively, “Intellectual Property”). The Intellectual Property of the Company has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any intellectual property rights of another, and the Company is unaware of any facts which would form a reasonable basis for any such notice or claim. Except as disclosed in the SEC Reports, to the Company’s Knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the SEC Reports as owned by or licensed to the Company or its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. Except as disclosed in the SEC Reports, there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or its subsidiaries infringe, misappropriate, or otherwise violate, or would, upon the commercialization of any product or service described in the SEC Reports as under development, infringe, misappropriate, or otherwise violate, any intellectual property rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company and its subsidiaries have complied with the terms of each agreement in all material respects pursuant to which Intellectual Property has been licensed to the Company or its subsidiaries, and all such agreements are in full force and effect. To the Company’s Knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The patents and patent applications included in the Intellectual Property are subsisting and have not lapsed and the patent applications in the Intellectual Property are subsisting and have not been abandoned. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including having a policy to execute appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and, to the Company’s Knowledge, no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. To the Company’s Knowledge, the duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the Company-owned United States patents and patent applications included in the Intellectual Property have been complied with; and in all foreign offices having similar requirements, all such requirements have been complied with for the Company-owned foreign patents and patent applications included in the Intellectual Property. To the Company’s Knowledge, none of the Company-owned Intellectual Property employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any material contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees. The product candidates described in the SEC Reports as under development by the Company or its subsidiaries fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or its subsidiaries.

(q) Trade Secrets. The Company and its subsidiaries have taken reasonable and customary actions to protect their rights in and prevent the unauthorized use and disclosure of material trade secrets and confidential business information (including confidential source code, ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, customer and supplier lists and information, pricing and cost information, business and marketing plans and proposals) owned by the Company and its subsidiaries, and, to the Company’s Knowledge, there has been no unauthorized use or disclosure.

(r) IT Assets. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the computers, software, hardware, applications, databases, servers, networks, data communications lines, and other information technology assets or systems owned, licensed, leased or otherwise used by the Company or its subsidiaries (excluding any public networks) (collectively, the “IT Assets”) are adequate for, and operate and perform as is necessary for the operation of the business of the Company and its subsidiaries as currently conducted and as proposed to be conducted as described in the SEC Reports and (ii) to the Company’s Knowledge, such IT Assets are not infected by viruses, disabling code or other harmful code. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect Personal Data (as defined below) and sensitive, confidential or regulated information (collectively, “Confidential Data”) and the integrity, continuous operation, redundancy and security of all IT Assets used in connection with their businesses. To the Company’s Knowledge, (1) there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor (2) any incidents under internal review or investigations relating to the same. “Personal Data” means any information that constitutes “personal data”, “personal information”, “personally identifiable information”, “protected health information” under applicable law.

(s) eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(t) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally maintained by similarly situated companies and which the Company believes are reasonably adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(u) Transactions With Affiliates and Employees. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the SEC Reports and that is not so described in such documents.

(v) Internal Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that are designed to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. There are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(w) Sarbanes-Oxley; Disclosure Controls. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(x) No Generation Solicitation; Certain Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (x) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company acknowledges that it has engaged the Placement Agents in connection with the sale of the Securities. Other than the Placement Agents, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities and the Transaction Documents.

(y) Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z) Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Resale Registration Statement with the Commission or the issuance and sale of the Securities, except for such rights as have been waived.

(aa) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all listing and maintenance requirements of the principal Trading Market on the date hereof.

(bb) Application of Takeover Protections; Rights Agreements. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(cc) Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agents to provide, the Purchasers or their respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the press release as contemplated by Section 5.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(dd) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(ee) Tax Matters. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and there is no tax deficiency that has been, or is reasonably expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets; in each case, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(ff) Environmental Matters. (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no Knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or that is known by the Company to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which the Company reasonably believes no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a Material Adverse Effect, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(gg) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the Company’s Knowledge and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(hh) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA) is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or is entitled to rely on an opinion letter, from the Internal Revenue Service, and, to the Company’s Knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA)); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(jj) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the Company’s Knowledge, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(kk) Cybersecurity. Except where non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Assets and Personal Data and to the protection of such IT Assets and Personal Data from unauthorized use, access, misappropriation or modification.

(ll) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(mm) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(nn) Regulation M Compliance. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, without giving effect to activities by the Placement Agents, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Securities, whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(oo) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the Company’s Knowledge, any agent, or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria, and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(pp) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(qq) Compliance with Health Care Laws. Except as disclosed in the SEC Reports, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: the Company and its subsidiaries are, and have since June 1, 2019 been, in compliance with all Health Care Laws. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder; and (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Statements Law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286, 287, 1035, 1347, and 1349, the health care fraud criminal provisions under HIPAA, the civil monetary penalties law (42 U.S.C. Section 1320a-7a), the exclusions law (42 U.S.C. Section 1320a-7) and the Physician Payments Sunshine Act (42 U.S.C Section 1320-7h); and the regulations promulgated pursuant to such laws. Neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws nor, to the Company’s Knowledge, has any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action been threatened. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have filed, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries, or any of their respective employees, officers, directors, or to the Company’s Knowledge, any of their respective agents, is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its subsidiaries nor any of their respective employees, officers, directors, or to the Company’s Knowledge, its agents, has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the Company’s Knowledge, is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension or exclusion.

(rr) FDA Compliance. Except in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company: (A) is, and has since June 1, 2019 been, in compliance with all applicable statutes, rules or regulations of the FDA relating to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company

(“Applicable Laws”); (B) has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from the FDA or any similar governmental entity in each case alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all Authorizations required for the conduct of its business and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any governmental entity or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no Knowledge that the FDA or any governmental entity or third party has threatened any such claim, litigation, arbitration, action, suit, investigation or proceeding; and (E) has not received written notice that the FDA or any governmental entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no Knowledge that the FDA or any governmental entity is considering such action.

(ss) Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, all Applicable Laws, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder and any applicable rules and regulations of the jurisdiction in which such trials and studies are being conducted; except to the extent disclosed in the SEC Reports, the Company is not aware of any studies, tests or trials, the results of which the Company believes materially call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development; and, except to the extent disclosed in the SEC Reports, the Company has not received any written notices or correspondence from the FDA or any governmental entity requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials.

(tt) Data Privacy and Security Laws. Except where non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries are, and have since June 1, 2019 been, in compliance with all applicable state, federal, and foreign data privacy, security and consumer protection laws and regulations, including without limitation, to the extent applicable, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) as amended by the Health Information Technology for Economic and Clinical Health Act (the “HITECH Act”), the California Consumer Privacy Act of 2018 (“CCPA”) and the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have since June 1, 2019 made all disclosures to users or customers required by Privacy Laws, and none of such disclosures have, to the knowledge of the Company, been inaccurate or in violation of Privacy Laws. Neither the Company nor any subsidiary: (i) has received written notice of any actual or potential liability, including, but not limited to security or data privacy breaches or other unauthorized or unlawful access to, use of, or destruction of its Confidential Data or Personal Data, under or relating to, or actual or potential violation of, any of the Privacy Laws, and to the Company’s knowledge, no such notices are threatened or pending; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement with any governmental, regulatory or supervisory authority or body that imposes any obligation or liability under any Privacy Law.

(uu) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(vv) No “Bad Actor” Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). Other than the Placement Agents, the Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agents a copy of any disclosures provided thereunder.

(ww) Securities Filings. The Company shall file a Form D with respect to the Securities as required under Regulation D and, to the extent the Form D is not publicly available on the Commission’s EDGAR reporting system, shall provide a copy thereof to each Purchaser promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing, pursuant to this Agreement under applicable securities or blue sky laws of the states of the United States (or to obtain an exemption from such qualification), and, if requested by a Purchaser, shall provide evidence of any material action so taken to such Purchaser on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or blue sky laws of the states of the United States following the Closing Date.

(xx) Private Placement. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(yy) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 5.12 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past (prior to the time at which the Placement Agents first contacted such Purchaser about the offering) or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock (established prior to the time at which the Placement Agents first contacted such Purchaser about the offering), and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

3.2. Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company and the Placement Agents as of the date hereof and as of the Closing Date as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Purchaser and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if the Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act and an “Institutional Account” as defined in FINRA Rule 4512(c). The Purchaser is not a registered broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer. The Purchaser is not affiliated with any broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer.

(d) Securities Act. The Purchaser is purchasing the Securities, and upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Purchaser understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser’s investment intent as expressed herein, and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(e) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(g) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that the Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of the Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Purchaser’s investments or trading or information concerning the Purchaser’s investments, including in respect of the Securities, and (z) is subject to the Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of the Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement or their representatives or advisors who are subject to confidentiality obligations, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Purchaser will hold in confidence all information concerning this Agreement and the sale and issuance of the Securities until the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(h) Brokers and Finders. Other than the Placement Agents with respect to the offer and sale of the Securities (which placement agent fees are being paid by the Company), no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(i) Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of another Purchaser’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. The Purchaser understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Securities and the Purchaser has not relied on the business or legal advice of the Placement Agents or any of their respective agents, representatives, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to the Purchaser in connection with the transactions contemplated by the Transaction Documents. Neither of the Placement Agents nor any of their respective agents, representatives, counsel or Affiliates has any responsibility with respect to the completeness or accuracy or any information or materials furnished to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(j) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Regulation M. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchaser.

(l) Beneficial Ownership. The purchase by the Purchaser of the Securities issuable to it at the Closing will not result in the Purchaser (individually or together with any other Person with whom the Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that such Closing shall have occurred. The Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that each Closing shall have occurred.

(m) Residency. The Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below the Purchaser’s name on its signature page hereto.

(n) Foreign Purchasers. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.

REGISTRATION RIGHTS

4.1. Definitions.

(a) “Resale Registration Statement” means any registration statement required to be filed by Section 4.2 below, including the Mandatory Registration Statement and any Additional Registration Statement (as such terms are defined below), and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements.

(b) “Registrable Shares” means the (i) Shares and Warrant Shares, and (ii) any other shares of Common Stock issued as a dividend or other distribution with respect to, in exchange for, or in replacement of the Shares or Warrant Shares; provided, however, that a Share or a Warrant Share shall cease to be a Registrable Share upon the earliest to occur of the following: (w) a Resale Registration Statement registering such Share or Warrant Share under the Securities Act has been declared or becomes effective and such Share or Warrant Share has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Resale Registration Statement, (x) such Share or Warrant Share is sold pursuant to Rule 144 under circumstances in which any legend borne by such Share or Warrant Share relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company, (y) such Share or Warrant Share is eligible to be sold pursuant to Rule 144 without condition or restriction, including without any limitation as to volume of sales, and without the holder complying with any method of sale requirements or notice requirements under Rule 144, or (z) such Share or Warrant Share shall cease to be outstanding following its issuance.

4.2. Registration Procedures and Expenses. The Company shall:

(a) use commercially reasonable efforts to file a Resale Registration Statement (the “Mandatory Registration Statement”) with the Commission on or before the date that is 120 days following the Closing Date (the “Filing Date”) to register all of the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under Commission Rule 415), and to provide each Purchaser with a copy of such draft

Mandatory Registration Statement for review not less than two (2) Business Days before filing and to reflect in the Mandatory Registration Statement filed with the Commission such comments regarding the Purchasers and the plan of distribution as the Purchasers may reasonably and promptly propose no later than two (2) Business Days after the Purchasers have been so furnished with a copy of such draft Mandatory Registration Statement;

(b) use its commercially reasonable efforts to cause such Mandatory Registration Statement to be declared effective within the earlier of (i) 150 days following the Closing Date (or, in the event the staff of the Commission (the “Staff”) reviews and has written comments to the Mandatory Registration Statement, within 180 days following the Closing Date) and (ii) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Mandatory Registration Statement will not be “reviewed” or will not be subject to further comments from the Staff (the earlier of the foregoing or the applicable date set forth in Section 4.2(h), the “Effectiveness Deadline”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement;

(c) notwithstanding anything contained in this Agreement to the contrary, in the event that the Commission limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchasers in the Mandatory Registration Statement (in each case, subject to Section 4.3), then the Company shall prepare and file (i) within ten (10) Business Days of the first date or time that such excluded Registrable Shares may then be included in a Resale Registration Statement if the Commission shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Resale Registration Statement or (ii) in all other cases, within twenty (20) days following the date that the Company becomes aware that such additional Resale Registration Statement is required (the “Additional Filing Date”), a Resale Registration Statement (any such Resale Registration Statement registering such excluded Registrable Shares, an “Additional Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with Commission guidance), if any, from being registered on the Mandatory Registration Statement;

(d) use its commercially reasonable efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(e) prepare and file with the Commission such amendments and supplements to such Resale Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.7 below, subject to the Company’s right to suspend pursuant to Section 4.5;

(f) furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(g) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Resale Registration Statements; provided, however, that the Company shall not be required in connection with this Section 4.2(g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h) upon notification by the Commission that the Resale Registration Statement will not be reviewed or is not subject to further review by the Commission, the Company shall within three (3) Business Days following the date of such notification request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two (2) Business Days later);

(i) upon notification by the Commission that that the Resale Registration Statement has been declared effective by the Commission, the Company shall file the final prospectus under Rule 424 within the applicable time period prescribed by Rule 424;

(j) advise the Purchasers promptly:

(i) of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

(ii) of any request by the Commission for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k) cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(l) bear all expenses in connection with the procedures in paragraphs (a) through (k) of this Section 4.2 and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of such states.

4.3. Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Shares in a Resale Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall (in consultation with legal counsel to the Lead Purchaser) use its commercially reasonable efforts to persuade the Commission that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter;” provided, that if the Commission or another regulatory agency requests that a Purchaser be identified as a statutory underwriter in the Resale Registration Statement, such Purchaser will have the opportunity to withdraw from the Resale Registration Statement upon its prompt written request to the Company. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 4.3, the Staff refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Resale Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 4.3 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 4 shall again be applicable to such Cut Back Shares; provided, however, that (x) the filing deadline for the Resale Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 120th day immediately after the Restriction Termination Date or the 150th day if the Staff reviews such Resale Registration Statement (but in any event no later than three (3) Business Days from the Staff indicating it has no further comments on such Resale Registration Statement).

4.4. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Purchasers, and the partners, members, officers, directors and agents of the Purchasers and each person, if any, who controls the Purchasers within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, obligations, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of this Agreement or any other Transaction Document by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Resale Registration Statement and the Company will, as incurred, reimburse the Purchasers, and their partners, members, officers, directors, agents or controlling persons for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, obligation, damage or liability (collectively, “Loss”) arises out of, or is based upon an untrue statement or omission or alleged untrue statement or omission made in such Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of a Purchaser, or its partners, members, officers, directors, agents or controlling persons, relating to such Purchaser, specifically for use in preparation of the Resale Registration Statement; provided further, however, that the Company shall not be liable to the Purchasers (or any partner, member, officer, director, agent or controlling person of the Purchasers) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) any Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or any Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by a Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, any Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or a Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by a Purchaser to the person asserting the claim from which such Loss resulted or (iii) a Purchaser sold Registrable Shares in violation of such Purchaser’s covenants contained in Section 3.2.

(b) Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Resale Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser relating to such Purchaser specifically for use in preparation of the Resale Registration Statement, and each Purchaser, severally and not jointly, will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 4.4(b) for any Purchaser be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon its sale of such Registrable Shares included in the Resale Registration Statement giving rise to such indemnification obligation.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof (including investigating, defending or preparing to defend any such action, proceeding or claim); provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; and provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e) If the indemnification provided for in this Section 4.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Purchaser hereunder be greater in amount than the dollar amount of the proceeds received by such Purchaser upon the sale of such Registrable Shares giving rise to such contribution obligation, and such obligations of the Purchaser shall be several and not joint.

4.5. Prospectus Suspension. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers written notice that the Purchasers may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed thirty (30) days in any twelve (12)-month period and that, in the good faith judgment of the Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders.

4.6. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) the Resale Registration Statement when declared effective fails to register the Registrable Shares required to be covered thereby pursuant to this Agreement (a “Registration Failure”), (ii) a Resale Registration Statement covering all of the Registrable Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the SEC on or before the Filing Date (a “Filing Failure”), (iii) a Resale Registration Statement covering all of the Registrable Shares required to be covered thereby pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline or the Additional Filing Date, as applicable (an “Effectiveness Failure”), or (iv) subject to Section 4.5, on any day after the date of effectiveness of the applicable Resale Registration Statement, sales of all of the Registrable Shares required to be included on such Resale Registration Statement cannot be made pursuant to such Resale Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by The Nasdaq Stock Market LLC, a failure to keep such Resale Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Resale Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder of Registrable Shares by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cut Back Shares), the Company shall pay to each holder of Registrable Shares relating to such Resale Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate purchase price of such Purchaser’s Registrable Shares on each of the following dates: (i) the day of a Registration Failure, (ii) the day of a Filing Failure; (iii) the day of an Effectiveness Failure; (iv)

the initial day of a Maintenance Failure; (v) on the thirtieth (30th) day after the date of a Registration Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Registration Failure is cured, (vi) on the thirtieth (30th) day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (vii) on the thirtieth (30th) day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty (30) days) until such Effectiveness Failure is cured; and (viii) on the thirtieth (30th) day after the initial date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty (30) days) until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4.6 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of eighteen percent (18.0%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law), accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding anything to the contrary contained herein, Registration Delay Payments shall (i) not, in the aggregate, exceed seven percent (7.0%) of the aggregate purchase price of the Registrable Shares and (ii) cease to accrue upon ceasing to be Registrable Shares.

4.7. Termination of Obligations. The obligations of the Company pursuant to Section 4.2 hereof shall cease and terminate, with respect to any Registrable Shares, at such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 4.1(b).

4.8. Reporting Requirements.

(a) With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Shares to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) so long as any Purchaser owns Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to Commission Form S-3, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1. Warrant Shares. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or in the case of a “cashless exercise” of a Warrant, the Warrant Shares are eligible for sale under Rule 144(b)(1) without current public information requirements (or if the current public information requirements will have been satisfied at the time such Warrant Shares have been held for at least one year within the meaning of Rule 144), the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Resale Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares in accordance with Section 4, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement (including the Resale Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants in accordance with Section 4.

5.2. Furnishing of Information; Public Information.

(a) Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company shall use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

(b) At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Shares and Warrant Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 5.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii)

the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

5.3. Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.4. Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents filed as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Placement Agents shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Placement Agents, with respect to any press release of the Company, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any of its affiliates or investment advisers, including in any press release, or include the name of any Purchaser or any of its affiliates or investment advisers in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide such Purchaser with reasonable prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Purchaser regarding such disclosure.

5.5. Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

5.6. Non-Public Information. Except with respect to (i) the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 5.4, and (ii) information provided to the Lead Purchaser pursuant to Section 5.7, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent (other than in the case of information provided to the Lead Purchaser pursuant to Section 5.7), the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any subsidiaries (other than in the case of information provided to the Lead Purchaser pursuant to Section 5.7), the Company shall simultaneously file such information with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.7. Information Rights. Except as may otherwise instructed by the Lead Purchaser to the Company from time to time in accordance with the notice provisions set forth in Section 6.4, for so long as the Lead Purchaser holds shares of Common Stock and/or Pre-Funded Warrants representing, in the aggregate, at least 50% of the shares of Common Stock and/or Pre-Funded Warrant Shares originally issuable pursuant to the Pre-Funded Warrants held by the Lead Purchaser as of the Closing (without giving effect to any ownership limitations in the Pre-Funded Warrants), at substantially the same time as the Company distributes materials to the Board of Directors, the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) or any science and technology committee of the Board of Directors (the “S&T Committee”) in connection with, with respect to the Board of Directors or any S&T Committee, key business and/or portfolio topics or meetings of the Board of Directors or S&T Committee, or, with respect to the Nominating Committee, nominees for appointment or election to the Board of Directors or other corporate governance matters, including in each case presentations, slide decks, business development updates and other meeting materials, as applicable (other than minutes of the Board of Directors or any committee thereof) (together, the “Board Information”), the Company will distribute the same Board Information to the Lead Purchaser. In addition, any written revisions, updates or other modifications to the Board Information reflecting discussions among the Board of Directors, Nominating Committee or S&T Committee (the “Final Board Information”) will also be sent to the Lead Purchaser within five (5) Business Days of such updates. For the avoidance of doubt, the foregoing shall not apply with respect to materials distributed to committees of the Board of Directors other than the Nominating Committee and any S&T Committee, although the Company hereby agrees to notify the Lead Purchaser concurrently with the establishment of any new committee not in existence as of the Closing Date. Notwithstanding the foregoing, the Company shall have the right to redact information from any materials provided to the Lead Purchaser solely to the extent the Company determines in good faith that such action is necessary or advisable to (i) preserve any evidentiary or attorney-client privilege or attorney work product privilege, (ii) avoid any disclosure of confidential information of a third party or (iii) avoid any disclosure which is restricted by applicable legal or contractual confidentiality requirements. Further, prior to any distribution of Board Information and Final Board Information to the Lead Purchaser, the Company will redact any information included in the Board Information and Final Board Information that may be material non-public information of another publicly-traded company. Subject to the foregoing, such Board Information and Final Board Information will be unredacted and identical to the final documentation distributed to the Board of Directors, the Nominating Committee or any S&T Committee. The rights of the Lead Purchaser to receive such information are subject to the Lead Purchaser executing a confidentiality agreement in a form reasonably acceptable to the Company and the Lead Purchaser. The Company acknowledges and agrees that the Lead Purchaser’s rights under this Section 5.7 alone shall not be a reason for the Company to consider the Lead Purchaser or any of its affiliates an “affiliate” of the Company for purposes of Rule 144, and the Company shall not assert that the Lead Purchaser is an “affiliate” of the Company for purposes of Rule 144 due solely to the provision of rights to the Lead Purchaser pursuant to this Section 5.7.

5.8. Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

5.9. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

5.10. Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

5.11. Subsequent Equity Sales.

(a) From the date hereof until sixty (60) days after the Closing Date, neither the Company nor any subsidiary of the Company shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or amendment or supplement thereto, other than filing a Resale Registration Statement or a registration statement on Form S-8 in connection with any employee benefit plan.

(b) Notwithstanding the foregoing, this Section 5.11 shall not apply in respect of an Exempt Issuance.

5.12. Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 5.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 5.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules except, from and after the Disclosure Time without regard to whether the Company shall have fulfilled its obligations pursuant to Section 5.4, as required by Section 13 or Section 16 of the Exchange Act. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that, other than as may apply to the Lead Purchaser in conjunction with the rights granted to it pursuant to Section 5.7, (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 5.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 5.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its subsidiaries after the issuance of the initial press release as described in Section 5.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

5.13. Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. Without limiting the preceding sentence, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

5.14. Restrictive Securities Legend. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities shall bear the following legend (subject to Sections 5.1 and 5.15):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER SUCH SECURITIES EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PROSPECTUS UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, RESPECTIVELY, OR WITH AN EXEMPTION FROM SUCH REGISTRATION OR PROSPECTUS REQUIREMENT AND (II) IN COMPLIANCE WITH THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED JULY 7, 2022, AMONG THE ISSUER AND THE PURCHASERS PARTY THERETO.”

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

5.15. Legend Removal; Transfers.

(a) The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Shares have been sold pursuant to an effective Resale Registration Statement, timely prepare and deliver certificates or book-entry shares representing the Securities to be delivered to a transferee pursuant to the Resale Registration Statement, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent: (i) while the Resale Registration Statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective Resale Registration Statement (for clarity, at the time of the legend removal request, the Purchaser and its broker to which the Shares or Warrant Shares are transferred shall provide customary representation letters to the Company, the Company’s counsel and the Transfer Agent certifying, among other things, that the Securities will be sold only in accordance with and pursuant to the Resale Registration Statement), and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and, subject to receipt from the Purchaser by the Company and the Transfer Agent of customary representations and other customary documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, the Company agrees to authorize the removal of, any legend from such Securities, following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities: (i) if there is an effective Resale Registration Statement covering the resale of the Shares and the Warrant Shares (for clarity, at the time of the legend removal request, the Purchaser and its broker to which the Shares or Warrant Shares are transferred shall provide customary representation letters to the Company, the Company’s counsel and the Transfer Agent certifying, among other things, that the Securities will be sold only in accordance with and pursuant to the Resale Registration Statement), (ii) following any sale of such Securities pursuant to Rule 144 or (iii) if such Securities are eligible for sale without current public information requirements under Rule 144(b)(1) (or if the current public information requirements will have been satisfied at the time such Securities have been held for at least one year within the meaning of Rule 144). If a legend removal request is made pursuant to and in accordance with the foregoing, the Company will, no later than two (2) Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities (or a request for legend removal, in the case of Securities issued in book-entry form) (the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends or an equivalent book-entry position, as requested by the Purchaser. Certificates for Shares and Warrant Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Purchaser. The Company warrants that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Securities in accordance with this Section 5.15, the Company shall permit the transfer and, in the case of the transfer of Shares or Warrant Shares, shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Each Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 5.15 is predicated upon the Company’s reliance that such Purchaser will sell any such Securities pursuant to either the Resale Registration Statement and the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(b) In addition to any Purchaser’s other available remedies, the Company shall pay to such Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend,

$10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) over the product of (A) such number of Shares or Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

5.16. Equal Treatment of Purchasers. No consideration (including any modification of this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement other than Section 5.7 (or Section 6.5 as it relates to amendments to Section 5.7) unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

ARTICLE VI.

MISCELLANEOUS

6.1. Termination. This Agreement may be terminated (i) by written agreement of a Purchaser as to such Purchaser’s obligations hereunder only and the Company or (ii) by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the Company, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

6.2. Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a

Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. The Company shall indemnify, pay and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

6.3. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5. Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser; provided, however, that Section 5.7, the proviso at the end of Section 6.7 and this proviso may be waived, modified, supplemented or amended in a written instrument signed by the Company and the Lead Purchaser without the consent or signature of any other Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers”; provided, however, that, notwithstanding the foregoing, the Lead Purchaser may not assign its rights under Section 5.7 without the express prior written consent of the Company.

6.8. Third-Party Beneficiaries. The Placement Agents shall be the third party beneficiaries of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.4 and this Section 6.8.

6.9. Reliance by the Placement Agents. The parties agree and acknowledge that the Placement Agents may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Purchasers contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to the Placement Agents. The parties further agree that the Placement Agents may rely on or, if the Placement Agents so request, be specifically named as an addressee of, the legal opinions to be delivered pursuant to this Agreement.

6.10. Exculpation of the Placement Agents. Each party hereto agrees for the express benefit of the Placement Agents, their respective affiliates and their respective representatives that:

(a) Neither of the Placement Agents nor any of their respective affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically set forth herein or in the Engagement Letters between the Company and the Placement Agents (the “Engagement Letters”); (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions contemplated by this Agreement or the Transaction Documents, including any offering or marketing materials; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except for such party’s own gross negligence, willful misconduct or bad faith.

(b) Each of the Placement Agents, their respective affiliates and their respective representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as the Placement Agents hereunder pursuant the indemnification provisions set forth in the Engagement Letters.

6.11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Action or Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.4, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6.12. Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

6.13. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) evidencing an intent to sign this Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

6.14. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.15. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

6.16. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.17. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.18. Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.19. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. The Purchasers have entered into this single Agreement for the convenience of the Company and nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Cooley. Cooley does not represent any of the Purchasers and only represents the Placement Agents. Other than as set forth herein, the Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.20. Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.21. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.22. Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.23. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ANNEXON, INC.

By:
Name:
Title:
E-mail:

Address:
400 Sierra Point Parkway, Bldg C, Suite 200
Brisbane, CA 94005

With a copy to (which shall not constitute notice):
Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Attention: Kathleen Wells, Brian Cuneo and Richard Kim Email: kathleen.wells@lw.com, brian.cuneo@lw.com and richard.kim2@lw.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $

Shares:

Pre-Funded Warrant Shares:
Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99% or ☐ 14.99% or ☐ 19.99%

Common Warrant Shares:
Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99% or ☐ 14.99% or ☐ 19.99%

EIN Number:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the second (2nd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

[PURCHASER SIGNATURE PAGES TO ANNX SECURITIES PURCHASE AGREEMENT]

Exhibit A

Form of Common Warrant

Exhibit B

Form of Lock-Up Agreement

Exhibit C

Form of Pre-Funded Warrant